Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Unconditional Purchase Obligations

The Company has entered into agreements where it commits to certain usage levels related to third-party services. The amount of the minimum fixed and determinable portion of the unconditional purchase obligations over the next five years, as at December 31, 2021, was $160,923.

Litigation and Loss Contingencies

From time to time, the Company may become a party to litigation and subject to claims incidental to the ordinary course of business, including intellectual property claims, labour and employment claims and threatened claims, breach of contract claims, tax and other matters.

On December 1, 2021, five publishers of educational materials and two of their respective parent companies (the Plaintiffs) filed a claim against the Company in the U.S. District Court for the Eastern District of Virginia for contributory and vicarious copyright infringement and contributory trademark infringement. The Plaintiffs allege that certain merchants who use the Company’s platform and services are engaged in the sale of pirated digital textbooks in violation of the Plaintiffs’ rights, and that the Company has not taken legally adequate steps to curb this alleged infringement. The Plaintiffs seek statutory damages for the alleged copyright infringement. The case is in its early stages and the Company is unable to predict the ultimate resolution of the matter, including the likelihood or magnitude of a possible eventual loss, if any, at this time. The Company has filed its answer to the Plaintiffs’ complaint on January 28, 2022 and intends to defend the case.